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                          NOTE AND SECURITY AGREEMENT                 No. 731027


LENDER:                                 BORROWER(S):
                                        Air Response, Inc.
Cessna Finance Corporation              _______________________________________________________________________
P.O. Box 308                            Name (if partnership or co-ownership, name all partners or co-owners.)
5800 E. Pawnee Road
Wichita, Kansas 67201-0308               7 Main Street, P.O. Box 109
                                        _______________________________________________________________________
                                        Address

                                         Fort Plain, NY 13339
                                        _______________________________________________________________________
                                        City            State                 Zip Code


1. Parties. In this Agreement, the words "I", "me", "my" and "mine" mean all who sign this Agreement as Borrower. The words "you" and "your(s)" mean the Lender and anyone to whom the Lender assigns this Agreement. The words "we", "us" and "our(s)" mean both the Borrower and Lender.

2. Security Interest. To secure the prompt payment of all amounts that I may owe under this Agreement, under any renewals or extensions of this Agreement and under any other agreements between us (both present and future) including, without limitation, any future advances from you that are evidenced by new promissory note(s) ("New Note(s)"), and to secure the full and prompt performance of all of my obligations under this Agreement and under any other agreements between us (both present and future), I grant you a security interest in the following "Aircraft" (including, without limitation, a security interest in all of its installed engines, equipment and accessories, in all engines, equipment and accessories added thereto from time to time [accessions], and in all engine, airframe and other logbooks and documents for or relating to the Aircraft) and in all replacements and substitutions therefor and proceeds therefrom:


YEAR         MANUFACTURER     MODEL       FAA REG. NO.     SERIAL NO.
1975           Cessna         421B          N918WK          421B0956
--------------------------------------------------------------------------------

     In addition to the manufacturer's standard equipment, the following equipment is now installed on the Aircraft:

King KNR 630, KTR 950A NavComs, KDM 705 DME, Dual KXR 755 transponders, KDF 805 ADF, RDR 150 radar, RNS-3500 RNAV, M1 Loran, Sperry Stars Flight Director, JB Air Conditioning, Engine Fire Detection System

The security interest in all "proceeds" of the Aircraft includes, without limitation, a security interest in all cash, trade-in aircraft, and trade-in engines, equipment and accessories generated by any disposition of the Aircraft, and in all payments under any insurance covering the Aircraft and any of its engines, equipment, accessories and accessions. It is my intent and I understand and agree that the security interest that I am hereby granting you shall be deemed a "purchase money security interest," as that phrase is used in the Uniform Commercial Code, for as long as the Aircraft continues to secure any payment owing in connection with the loan described in Paragraph 4. I understand and agree that you will have a non-purchase money security interest until I have paid you all amounts that I owe you and performed all of my other obligations under all New Note(s) and other contracts and agreements between us (both present and future) or until you expressly release your security interest in the Aircraft in writing, even if I have paid you all that I owe you under this Agreement.

3. Use and Location of Aircraft. I will use the Aircraft primarily for the following purpose (check one):

     X
   _____  Business,  ____ Agricultural, or  _____ Personal, family or household.

The aircraft will be permanently based at:

               Fulton County Airport         Johnstown           NY
--------------------------------------------------------------------------------
(Airport)                                         (City)              (State)

and I will not remove the Aircraft to another base airport without first obtaining your written consent.

4. Loan  Breakdown.  The  following is a breakdown of my credit terms under this
Agreement:

     a. AMOUNT FINANCED (the amount of credit provided to me or on my behalf):                       $ 150,300.00
                                                                                                     _____________

    *b. FINANCE CHARGE (the dollar amount the credit will cost me):                                  $   46,112.40
                                                                                                     _____________

    *c. ANNUAL PERCENTAGE RATE (the cost of my credit expressed as a yearly rate):

        (1) a      variable      rate of 9.25% through and until paid in full, followed by
              -------------------
              (fixed or variable)

        (2) a       n/a          rate of n/a% through and until n/a, and
              -------------------
              (fixed or variable)

        (3) a       n/a          rate of n/a% thereafter until paid in full.
              -------------------
              (fixed or variable)

    *d. TOTAL OF PAYMENTS (the amount I will have paid after I have made all payments as scheduled): $  196,412.40
                                                                                                     _____________

    *Estimate: See "25. Late Payments and Prepayments" and "26. Changes in Rates and Payments".


5. Promise to Pay. I promise to pay to you or to your order the AMOUNT FINANCED, together with the FINANCE CHARGE computed on the principal balance of the AMOUNT FINANCED remaining unpaid from time to time at the applicable ANNUAL PERCENTAGE RATE until the AMOUNT FINANCED is fully paid. I will make my payments according to the Payment Schedule described below and any revised Payment Schedules provided for in this Agreement. I understand and agree that you will apply any payments that you receive from me: first, to the repayment of all sums that I may owe you in connection with any future advances that you make pursuant to Paragraph 13 of this Agreement; second, (at your sole discretion and in such order as you may select) to the payment of any New Note(s) and other indebtedness (both present and future) secured by this Agreement; third, to any unpaid FINANCE CHARGE that I may owe as of the date you receive any payment; and fourth, to the unpaid principal balance of the AMOUNT FINANCED pursuant to this Agreement.

6. Payment Schedule. I agree to pay you the AMOUNT FINANCED, together with the FINANCE CHARGE owing on the AMOUNT FINANCED, as follows:


NO. OF
PAYMENTS                AMOUNT OF PAYMENT                DUE DATE
 72       payments of        $ 2,727.95     (beginning   1/22, 1995, with a payment in the same amount on the same day of each month thereafter), succeeded by
n/a       payments of        $   n/a        (beginning    n/a, 19__, with a payment in the same amount on the same day of each month thereafter), succeeded by
n/a       payments of        $   n/a        (beginning    n/a, 19__, with a payment in the same amount on the same day of each month thereafter); and n/a.


7. Use and Care of Aircraft. I will use and maintain the Aircraft in accordance with all applicable laws, regulations, and ordinances and all insurance policies (or applications for insurance) covering the Aircraft. I will keep the Aircraft, at my expense, in good repair and in an airworthy condition at all times, and I will make the Aircraft available for inspection at your request. I will not fly or permit the Aircraft to be flown outside the continental United States, or register the Aircraft in any foreign country, without first obtaining your written consent. I agree to keep the Aircraft enrolled and participating in the following maintenance related system(s) during the term of this Agreement at my expense: n/a.

8. Disclaimer of Warranties and Waiver of Certain Claims and Defenses. I HEREBY ACKNOWLEDGE THAT I HAVE SELECTED THE AIRCRAFT FOR PURCHASE WITHOUT ANY ASSISTANCE OR INDUCEMENT FROM YOU OR YOUR AGENTS OR EMPLOYEES AND THAT EXCEPT FOR THE ADVANCEMENT OF FUNDS PURSUANT TO THIS AGREEMENT, YOU HAVE NOT BEEN INVOLVED IN THE PURCHASE DECISION OR PURCHASE TRANSACTION. I AGREE THAT YOU HAVE MADE NO WARRANTIES WHATSOEVER CONCERNING THE AIRCRAFT, EXPRESS OR IMPLIED, WHETHER OF AIRWORTHINESS, MERCHANTABILITY, CONDITION, DESCRIPTION, DURABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AND THAT YOU (EXCEPT WHERE PROHIBITED BY APPLICABLE LAW) HEREBY DISCLAIM ALL SUCH WARRANTIES. I ACKNOWLEDGE AND AGREE THAT YOU HAVE NOT AUTHORIZED ANY THIRD PARTY, INCLUDING, WITHOUT LIMITATION, THE CESSNA AIRCRAFT COMPANY, ITS OFFICERS, AGENTS OR EMPLOYEES, TO MAKE ANY REPRESENTATIONS, WARRANTIES, PROMISES, GUARANTEES, COVENANTS OR AGREEMENTS, ORAL OR WRITTEN, CONCERNING THE AIRCRAFT OR THIS AGREEMENT ON YOUR BEHALF, AND FURTHER ACKNOWLEDGE AND AGREE THAT NO SUCH THIRD PARTY IS YOUR AGENT AND THAT YOU SHALL NOT BE BOUND BY ANY SUCH PURPORTED REPRESENTATIONS, WARRANTIES, PROMISES, GUARANTEES, COVENANTS OR AGREEMENTS. IN CONSIDERATION OF THIS AGREEMENT, EXCEPT WHERE PROHIBITED BY APPLICABLE LAW, I COMPLETELY WAIVE AND SURRENDER THE RIGHT TO PURSUE, ASSERT OR INTERPOSE ANY CLAIM OR DEFENSE AGAINST YOU, IN LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, ANY RIGHT TO RECOUPMENT, SETOFF OR COUNTERCLAIM), BASED UPON THE AIRCRAFT'S AIRWORTHINESS, MERCHANTABILITY, CONDITION, DESCRIPTION, DURABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE, OR UPON ALLEGATIONS THAT YOU ARE SO CLOSELY OR INTIMATELY CONNECTED WITH THE MANUFACTURERS OR PRIOR OWNER(S) OF THE AIRCRAFT OR WITH ANY OTHER THIRD PARTY WHATSOEVER, THAT YOU KNEW OR HAD REASON TO KNOW OF FACTS ABOUT THE AIRCRAFT (OR ABOUT MY DEALINGS WITH SUCH MANUFACTURERS, PRIOR OWNER(S) OR THIRD PARTIES OR ABOUT THEIR GENERAL BUSINESS PRACTICES) THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM OR DEFENSE BY ME AGAINST SUCH MANUFACTURERS, PRIOR OWNER(S) OR THIRD PARTIES.


                                Page 1 of 1


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

-------------------------------------------------------------------------------------------------
ANNUAL         FINANCE                Amount Financed                  Total of Payments            Itemization of Amount Financed
PERCENTAGE     CHARGE                 The amount of credit provided    The amount I will have               Amount Financed
RATE           The dollar amount the  to me or on my behalf.           paid after I have made all   $        19,000.00
The cost of    credit will cost me.                                    scheduled payments.          --------------------------------
my ????????                                                                                           Amount given to me directly
as a yearly                                                                                         $
rate.                                                                                               --------------------------------
     8.0%        $4,115.00             $19,000.00                        $23,115.00                   Amount credited to my account
-------------------------------------------------------------------------------------------------   $        19,000.00
My payment schedule will be:                                                  e means an estimate  --------------------------------
                                                                                                  Amount paid to others on my behalf
-------------------------------------------------------------------------------------------------  ---------------------------------
Number of payments   Amount of Payments   When Payments Are Due                                           to public officials
-------------------------------------------------------------------------------------------------  $
       60                $385.25          Monthly, beginning March 27, 1993                        ---------------------------------
-------------------------------------------------------------------------------------------------         to insurance company
                         $                                                                         $
-------------------------------------------------------------------------------------------------  ---------------------------------
                         $                                                                         to_________________________
-------------------------------------------------------------------------------------------------  $
VARIABLE RATE: If this box [X] is checked, this is a variable rate transaction. The Annual         ---------------------------------
Percentage Rate may increase during the term of this transaction if:                               to_________________________
[X] NY Prime Rate increases. [ ]the New York Federal Reserve Bank Discount Rate increases.         $
Any increase will take the form of [X] higher payment amounts. [ ] a larger amount due at maturity.---------------------------------
If the interest rate increases by 1% today: [X]my regular payments will increase to $394.41;       to_________________________
[ ] my range of payments will increase to $_______ and vary to $______; [ ] my final payment will  $
increase to $___________________.                                                                  ---------------------------------
[X] the interest rate will not increase above 25%.                                                 to_________________________
SECURITY: I am giving a security interest in:                                                      $
[ ] real estate located at ______________________________________________________________________  ---------------------------------
                           (Street)                     (City/Town)                         State  to_________________________
[ ] the goods or property being purchased.                                                         $
[ ] certain securities, stocks, bonds or certificates of deposit.                                  ---------------------------------
[ ] certain of my deposit accounts with you.                                                       to_________________________
[ ] _____________________________________________________________________________________________  $
                                                                                                   ---------------------------------
FILING FEES $___________  NON-FILING INSURANCE $___________________                                     Prepaid Finance Charge
                                                                                                   $
PREPAYMENT: If I pay off early, I will not have to pay a penalty.                                  ---------------------------------

The Note, Security Agreement and any other documents which I sign for this Loan will have additional information about nonpayment, default, any required repayment in full before the scheduled date, security interests, and prepayment refunds and penalties.
----------------------------------------------------------------------------------------------------

$19,000.00        PROMISSORY NOTE/SECURITY AGREEMENT           FEBRUARY 24, 1993
                      (TIME, TERM OR INSTALMENT)

MEANING OF SOME WORDS: In this Note, the words "I", "me" and "my" mean anyone signing this Note as a Borrower or in any other way. The words "you" and "your" mean the Lender.

PROMISE TO PAY: I promise to pay to the order of:

        CENTRAL NATIONAL BANK, CANAJOHARIE, CANAJOHARIE, NEW YORK 13317
                                                                  (the "Lender")

at any of your offices, on FEBRUARY 27, 1998 ("Maturity Date"), the Principal amount of, NINETEEN THOUSAND AND NO/100THS -------($19,000.00)------ Dollars, together with all accrued interest then due. Interest shall accrue daily beginning the date the Note was signed on the unpaid Principal balance at the rate of: [ ]____% per annum; [X] 2% per annum above your Base Rate (the "Variable Rate"); [ ]____% per annum above the New York Federal Reserve Bank Discount Rate (the "Discount Rate"). In no event will the interest rate be more than _______% or less than ______%.

CALCULATION OF INTEREST/DEFINITION OF THE BASE RATE: Interest is calculated on the basis of a [ ] 360 [X] 365 day year for the actual number of days the loan is outstanding. If interest is calculated using either the Base Rate or the Discount Rate, the interest payable under this Note, will change in accordance with and at the same time as each change in the applicable rate. "The Base Rate" means that the rate of interest designated or announced by you from time to time as your "Base Rate" and used internally by you to calculate the interest payable to you under notes or other agreements providing for interest based on your Base Rate. The Base Rate is not necessarily the lowest rate granted by you; credit may be extended at interest rates both above and below the Base Rate.

     Principal shall be payable MONTHLY, BEGINNING MARCH 27, 1993_______________
________________________________________________________________________________

     Interest shall be payable MONTHLY, BEGINNING MARCH 27, 1993________________
________________________________________________________________________________

COLLATERAL: 1976 CESSNA 172M, REGISTRATION NO. N80583, SERIAL NO. 17266659______
________________________________________________________________________________

INSURANCE: If you require property insurance, I may obtain such insurance through the person of my choice.

SECURITY: To secure payment of all amounts owing under this Note or any other obligation to you:

[ ] I grant to you a security interest in each item described in the section entitled "Collateral", in?????ng all accessions to the Collateral, as well as all products and proceeds of the Collateral. If any of the Collateral consists of real property, I will sign a separate security instrument (mortgage). If my dwelling is located on such real property, the security interest given by me does not apply to any debts other than this debt.

[ ] I hereby pledge to you certain stocks, bonds or other securities or certain certificate(s) of deposit listed in the Collateral section to you. Also, you are given a security interest in all money or other property payable or issued directly or indirectly on account of the stocks, bonds or other securities or the certificate(s) of deposit and in all proceeds of it or them, or of the other property. I will immediately deliver to you any stock dividend or split of the stock or securities pledged. All securities will be accompanied by proper instruments of transfer (stock or bond power). Any securities may be transferred to your nominee (agent) whether or not I am in default.

                     Air Response Inc.

Signature of Borrower   /s/ Louis R. Capece, Jr.
                     -----------------------------------------------------------
                     By: Louis R. Capece, Jr.

Address     P.O. Box 109, Fort Plain, NY 13339
       -------------------------------------------------------------------------
[ ] You are hereby given an assignment of my rights in any deposit account (other than one represented by a certificate of deposit) described in the Collateral section, including any additions.

In addition to the rights I give you in the Collateral, the law gives you a right of offset. This right permits you to use non-exempt funds on deposit with you or held by you of any person signing or guaranteeing this Note to pay any amount then due to you from that person under this Note or the guaranty. I understand that IRA and HR-10 (Keogh) accounts are not subject to this right.

Except for funds covered by this right of offset, if this Note is for consumer purposes, no property in which you have been previously given an interest will secure payment of any amount to be owing under the Note unless it is described in the Collateral section.

PREPAYMENT: I may prepay the principal due on this Note in whole or in part at any time, without penalty.

ACKNOWLEDGMENT OF COPY: I acknowledge receipt of a completely filled-in copy of this Note at the time it was signed.

Signature of Borrower __________________________________________________________

Address ________________________________________________________________________

           NOTICE: SEE REVERSE SIDE FOR ADDITIONAL CONTRACTUAL TERMS.

GUARANTY: In consideration of this loan being made to the Borrower, I unconditionally promise that if the Borrower fails to make payment when demanded, I will pay the unpaid amount of the loan, together with any unpaid interest and attorney's fees. If more than one person signs below, we agree that either any one or all of us can be made to pay the full amount due. I agree that the Lender may do any of the following without affecting my or our responsibility on this guaranty: extend the time of payment, release, substitute or fail to file against or take possession of any Collateral, release any party from his, her or its liability on the Note or this guaranty, fail to present this Note for payment, fail to protest it, waive or delay enforcing any of Lender's rights against the Borrower or on the Collateral or fail to give any notices to one or all of us of defaults of Borrower or any signer of this guaranty.

                     Response Medical Transport, Inc.

Signature of Guarantor  /s/ Louis R. Capece, Jr.                 Signature of Guarantor  /s/ Louis R. Capece, Jr.
                      ----------------------------                                     ----------------------------
                     By: Louis R. Capece, Jr., President                                     Louis R. Capece, Jr.

Address     P.O. Box 109, Fort Plain, NY 13339                   Address     P.O. Box 109, Fort Plain, NY 13339
       -------------------------------------------                       -------------------------------------------



                                BORROWERS' COPY




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